                                                                       EXHIBIT 1
                                                                       ---------
                                   AGREEMENT

          This agreement, dated as of October 1, 2001, is by and among Donald W. Hughes, an individual, Richard M. Johnston, an individual, George Stelljes, III, an individual, David L. Warnock, an individual, Camden Partners Strategic Fund II-A, L.P., a Delaware Limited Partnership, Camden Partners Strategic Fund II-B, L.P., a Delaware Limited Partnership and Camden Partners Strategic II, LLC, a Delaware Limited Liability Company.

          Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the parties hereby agree to file a single statement on
Schedule 13D on behalf of each of the parties, and hereby further agree to file this Agreement as an exhibit to such statement, as required by such rule.

          Executed and delivered as of the date first above written.


               /s/ Donald W. Hughes
               -----------------------------------------
               Donald W. Hughes

               /s/ Richard M. Johnston
               -----------------------------------------
               Richard M. Johnston

               /s/ George Stelljes, III
               -----------------------------------------
               George Stelljes, III

               /s/ David L. Warnock
               -----------------------------------------
               David L. Warnock


          CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.

          By:  CAMDEN PARTNERS STRATEGIC II, LLC
               Its Sole General Partner

          By:  /s/ Donald W. Hughes
               -----------------------------------------
               Donald W. Hughes, Managing Member


          By:  /s/ Richard M. Johnston
               -----------------------------------------
               Richard M. Johnston, Managing Member


          By:  /s/ George Stelljes, III
               -----------------------------------------
               George Stelljes, III, Managing Member


          By:  /s/ David L. Warnock
               -----------------------------------------
               David L. Warnock, Managing Member

          CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.

          By:  CAMDEN PARTNERS STRATEGIC II, LLC
               Its Sole General Partner


          By:  /s/ Donald W. Hughes
               -----------------------------------------
               Donald W. Hughes, Managing Member


          By:  /s/ Richard M. Johnston
               -----------------------------------------
               Richard M. Johnston, Managing Member


          By:  /s/ George Stelljes, III
               -----------------------------------------
               George Stelljes, III, Managing Member


          By:  /s/ David L. Warnock
               -----------------------------------------
               David L. Warnock, Managing Member

          CAMDEN PARTNERS STRATEGIC II, LLC


          By:  /s/ Donald W. Hughes
               -----------------------------------------
               Donald W. Hughes, Managing Member


          By:  /s/ Richard M. Johnston
               -----------------------------------------
               Richard M. Johnston, Managing Member


          By:  /s/ George Stelljes, III
               -----------------------------------------
               George Stelljes, III, Managing Member


          By:  /s/ David L. Warnock
               -----------------------------------------
               David L. Warnock, Managing Member